UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2026

CONCENTRA GROUP HOLDINGS PARENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

001-42188

(Commission File Number)

Delaware	30-1006613
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5080 Spectrum Drive, Suite 1200W

Addison, TX, 75001

(Address of principal executive offices) (Zip code)

(972) 364-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 30, 2026, Concentra Group Holdings Parent, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the below proposals. The proposals below are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2026. The final voting results for each of the proposals submitted to a vote at the Annual Meeting are as follows:

Proposal 1: The Election of Three Class II Directors to the Board of Directors

The Company’s stockholders elected the following nominees to serve as Class II directors for a term expiring at the Company’s 2029 annual meeting of stockholders and until each of their successors is duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vipin Gopal	119,163,036	243,360	6,604	2,527,251
William K. Newton	115,591,819	3,816,147	5,034	2,527,251
Marc R. Watkins, MD	97,602,436	21,766,753	43,811	2,527,251

Proposal 2: Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,180,227	5,143,479	89,294	2,527,251

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,568,869	360,888	10,494	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA GROUP HOLDINGS PARENT, INC.

Date: April 30, 2026	By:	/s/ Timothy Ryan
Timothy Ryan
Executive Vice President and Chief Legal Counsel